Related Party Transactions	6 Months Ended
Jun. 30, 2015
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

	December 31, 2014	Activity		June 30, 2015
				(unaudited)
Included in accounts payable, accrued expenses and other current liabilities on the consolidated balance sheets:
To Founders	$203,050	$—		$203,050
Affiliated companies (trade payables)	4,037,850	(3,098,241)		939,609
	$4,240,900	$(3,098,241)		$1,142,659

Included in current related party debt on the consolidated balance sheets:
Loan payable – 2011 Founders Note	4,325,000	—	i	$4,325,000
Interest payable in-kind	334,605	9,480		344,085
Loan payable to Founders	5,000,000	(1,000,000)		4,000,000
Loan payable – BVH shareholder (STST)	4,442,500	—	ii	4,442,500
Loan payable to NBHC shareholder (STST)	22,500,000	1,253,334	ii	23,753,334
Loan payable to NBHC shareholder (ASO2020)	22,499,972	1,253,334	ii	23,753,306
Total current related party debt	$59,102,077	$1,516,148		$60,618,225

i.    Payable in cash
ii    Shareholder loans provided for purposes of funding the newbuilding projects

In November 2014, the Company entered in to a $5 million Promissory Note (the “Note”) with Bulk Invest, Ltd., a company controlled by Founders. The Note is payable on demand and no later than January 1, 2016. Interest on the Note is 5%. The Company repaid $1,000,000 of the Note on May 22, 2015.

During 2013, NBHC entered into contracts to purchase four 1A ice-class newbuildings. Shareholder loans totaling approximately $47,500,000 and $45,000,000 were made as of June 30, 2015 and December 31, 2014, respectively, to fund the deposits on these vessels. On April 1, 2014, the non-interest bearing loans were amended to be payable on demand.

BVH entered into an agreement for the construction of two new ultramax newbuildings in 2013. Shareholder loans totaling $4,447,500 at June 30, 2015 and December 31, 2014 were provided in order to make deposits on these contracts. The loans are payable on demand and do not bear interest.

On October 1, 2011, the Company entered into a $10,000,000 loan agreement with the Founders, which was payable on demand at the request of the lenders (the 2011 Founders Note). The note bears interest at a rate of 5%. On January 1, 2012 the Company issued 5,675 shares of convertible redeemable preferred stock to the Founders, representing a partial repayment of the note the balance of which was $4,325,000 at June 30, 2015 and December 31, 2014.

Under the terms of a technical management agreement between the Company and Seamar Management S.A. (“Seamar”), an equity method investee, Seamar is responsible for the day-to-day operations for certain of the Company’s owned vessels. During the three month periods ended June 30, 2015 and 2014, the Company incurred technical management fees of approximately $655,000 and $615,000, respectively under this arrangement. These fees are included in vessel operating expenses in the consolidated statements of income.

On June 22, 2015, N.B.V. Nordic Bulk Ventures (Cyprus) Limited ("NBV"), a wholly-owned subsidiary of Pangaea Logistics Solutions Ltd. (the “Company"), acquired 24.5% of Nordic Bulk Holdings ApS (“NBH”) for $250,000. Prior to the transaction, NBV owned 51% of NBH. This transaction follows the conversion of $4.0 million of intercompany debt held by NBV to additional share capital of Nordic Bulk Carriers AS ("NBC"). Prior to this transaction, NBC was a wholly-owned subsidiary of NBH. Following this transaction, NBV and NBH own 98% and 2% of NBC, respectively, and the Company's combined ownership of NBC is 99.5%. NBV is an entity that is consolidated pursuant to ASC 810-10 as a wholly-owned subsidiary. NBH and NBC are entities consolidated pursuant to ASC 810-10, but which are not wholly-owned.